united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FOCUS FUND

ANNUAL REPORT
December 31, 2023

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

Happy New Year! The holiday season capped off an outstanding 2023 for the financial markets. A strong December saw the S&P 500 gain 4.54% for the month, concluding the year with an impressive total return of 26.29%, teetering on the edge of new all-time highs.

Entering 2023, investors were grappling with concerns about elevated inflation, escalating interest rates, and anticipating a recession in the latter half of the year. Contrary to these apprehensions, inflation exhibited a cooling trend, and the economy remained robust, despite the regional banking crisis in the first quarter, which initially raised fears of a credit crunch. Despite the Federal Reserve implementing four interest rate hikes throughout the year, we feel the December meeting brought a reassuring message – no further increases are expected, and there’s a likelihood of rate reductions in the coming year.

As a result, some of the investor anxieties that persisted in 2023 seemed to ease during the year. The surge in investor enthusiasm for artificial intelligence technology propelled the Nasdaq Composite to one of its most outstanding annual total returns in the past two decades. Technology stocks, growth stocks, and cryptocurrencies emerged as top performers, marking a resurgence in appetite for risk assets in 2023.

The Biondo Focus Fund reflected the strength in growth stocks this year. The Fund finished strong in the fourth quarter, up 14.71%, to tally a 37.43% gain for the year. Both of these returns are after the reduction of fees.

A few of the Fund’s holdings outperformed on a relative basis, such as Nvidia Corp, Service Now, Atlassian Corp and Amazon.com. Nvidia, a semiconductor chip designer, witnessed an extraordinary 239% surge in its stock value, which we feel was fueled by the growing influence of artificial intelligence technologies, reshaping the landscape for tech stocks.

There were two new purchases during the year – ServiceNow, an enterprise IT company, and Reata Pharmaceuticals, a biopharmaceutical company. Reata was acquired by Biogen during the third quarter at a significant premium. The Fund had some exposure to derivatives during the year, which had a positive impact on performance, as put positions in Reata Pharmaceuticals resulted in a net gain.

The Fund has an overweight position in technology as well as healthcare. Large cap tech stocks significantly outperformed during the year, but some segments of healthcare underperformed, along with regional banks. As a consequence, major detractors from performance during the period include Shockwave Medical, Illumina, Moderna and SVB Financial. Our positions in SVB Financial and Moderna were liquidated during the year.

In our opinion, the key catalyst for the market this year was the Federal Reserve’s shift in policy, from interest rate increases to cuts for 2024. Despite market misinterpretations of this shift throughout the past year and a half, by the end of 2023, inflation pressures had tilted strongly toward disinflation, aligning with the market’s expectations.

As we enter 2024, there is a noticeable downward trend in inflation. However, analysts express apprehensions about the potential challenges in the final phase of the Federal Reserve’s battle against inflation, with lingering fears of an impending US recession.

We believe inflation and interest rates will continue to be focal points for Wall Street in early 2024. The consumer price index rose by 3.1% year-over-year in November, a significant drop from the peak inflation levels of 9.1% observed in 2022. The Federal Reserve’s efforts to combat inflation have been aided by a consistent decline in energy prices for nine consecutive months.

In December, the Federal Open Market Committee (FOMC) chose to maintain its fed funds target rate range between 5.25% and 5.5%. Despite having raised interest rates 11 times since March 2022, the FOMC’s latest hike in July 2023 appears to be the final one in the current cycle.

The coming months are anticipated to be crucial for the Federal Reserve and the economy. Although inflation is on a downward trajectory, concerns remain that it might prove more persistent than anticipated. The Fed’s aggressive rate hikes have not yet tipped the economy into decline; nevertheless, US corporations face increased pressure as higher interest rates elevate the cost of their debt, leading to a rise in default rates.

These higher rates have increased borrowing costs for both consumers and corporations, impacting investment and economic growth. Inflation has also led to higher input costs for US companies, squeezing profit margins and affecting earnings.

As the fourth-quarter earnings season kicks off, analysts anticipate modest growth, with consensus estimates predicting 2.4% earnings growth and 3.1% revenue growth for S&P 500 companies.

Looking farther ahead in 2024, some analysts predict limited upside for the S&P 500 after its strong performance in 2023. It is our belief that market catalysts in 2024 will include the actions of the Federal Reserve, geopolitical events such as wars in Israel and Ukraine, and the US presidential election. Deliberations pivot around whether the economy will persist in avoiding a recession, if inflation will continue its moderating trajectory, and the extent to which the Federal Reserve will align with investors’ expectations by cutting rates.

There is no such thing as a “typical” reaction to Fed moves, however, particularly in the short term. Falling energy prices and significantly lower mortgage rates are definitely plausible over the course of 2024. This would be a boon to consumers and begin a possible “early cycle” environment that could benefit the stock market. Financials, healthcare, and small-cap stocks typically perform well with these types of market dynamics.

As always, we will continue to focus on our long-term investment strategy and will not be swayed by short-term market fluctuations. We are confident that by staying disciplined and remaining patient, we will be able to identify and capitalize on opportunities as they arise. We appreciate the opportunity to serve you, and appreciate the trust and confidence that you have placed in us.

Very Truly Yours,

Scott A. Goginsky	Joseph P. Biondo	Joseph R. Biondo
Partner	Chief Executive Officer	Founder
Research Analyst	Chief Investment Officer	Senior Portfolio Manager
Portfolio Manager	Portfolio Manager

Sources: Index returns – Ultimus; Stock market performance – Morningstar, Bloomberg; Inflation, Interest rate, Earnings data – Forbes

An investor should consider the Biondo Focus Fund’s investment objective, risks, charges, and expenses carefully before investing. This and other information about the Fund is contained in the prospectus, which can be obtained by calling 1-877-BIONDOS (246-6367). Please read the prospectus carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to the most recent month end, please call 1-877-BIONDOS (246-6367).

The Biondo Focus Fund is distributed by Northern Lights Distributors, LLC, member FINRA, member SIPC. Biondo Investment Advisors, LLC and Northern Lights Distributors, LLC are not affiliated.

6008-NLD-02/01/2024

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, compared to its benchmarks:

	One	Annualized	Annualized
	Year	Five Year	Ten Year
The Biondo Focus Fund - Investor Shares	37.43%	8.84%	8.24%
Dow Jones Industrial Average Total Return Index	16.18%	12.47%	11.08%
S&P 500 Total Return Index	26.29%	15.69%	12.03%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2023 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.74%. Shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-800-672-9152.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2023

The Fund’s top holdings by sector are as follows, as of December 31, 2023:

Sectors	% of Net Assets
Medical Equipment & Devices	29.6%
Software	18.0%
Technology Services	17.3%
Semiconductors	11.5%
Technology Hardware	10.5%
Internet Media & Services	4.9%
E-Commerce Discretionary	4.8%
Other, Cash & Cash Equivalents	3.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 96.6%
	E-COMMERCE DISCRETIONARY - 4.8%
16,000	Amazon.com, Inc.(a)	$2,431,040

	INTERNET MEDIA & SERVICES - 4.9%
17,500	Alphabet, Inc., Class A(a)	2,444,575

	MEDICAL EQUIPMENT & DEVICES - 29.6%
22,500	Edwards Lifesciences Corporation(a)	1,715,625
20,000	Exact Sciences Corporation(a)	1,479,600
2,500	IDEXX Laboratories, Inc.(a)	1,387,625
7,500	Illumina, Inc.(a)(b)	1,044,300
22,500	Intuitive Surgical, Inc.(a)(b)	7,590,600
9,000	Shockwave Medical, Inc.(a)	1,715,040
		14,932,790
	SEMICONDUCTORS - 11.5%
11,750	NVIDIA Corporation	5,818,835

	SOFTWARE - 18.0%
4,000	Adobe, Inc.(a)	2,386,400
9,500	Atlassian Corp plc, Class A(a)	2,259,670
3,500	ServiceNow, Inc.(a)	2,472,715
25,000	Shopify, Inc., Class A(a)	1,947,500
		9,066,285
	TECHNOLOGY HARDWARE - 10.5%
27,500	Apple, Inc.(b)	5,294,575

	TECHNOLOGY SERVICES - 17.3%
30,000	Block, Inc., Class A(a)	2,320,500
15,000	Mastercard, Inc., Class A(b)	6,397,650
		8,718,150

	TOTAL COMMON STOCKS (Cost $20,064,129)	48,706,250

See accompanying notes which are an integral part of these financial statements.

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	RIGHTS – 0.0%
18,500	ABIOMED, Inc. - CVR(a)(c)(d)	$—

	SHORT-TERM INVESTMENTS — 0.5%
	MONEY MARKET FUNDS - 0.5%
247,140	First American Treasury Obligations Fund, Class X, 5.28% (Cost $247,140)(b)(e)	247,140

	TOTAL INVESTMENTS - 97.1% (Cost $20,311,269)	$48,953,390
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.9%	1,445,526
	NET ASSETS - 100.0%	$50,398,916

CVR	- Contingent Value Rights

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portions of this security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2023 is $15,028,459. See Note 6.

(c)	Illiquid security.

(d)	Valued using unobservable inputs and fair valued by the advisor.

(e)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investment securities:
At cost	$20,311,269
At value	$48,953,390
Receivable for Fund shares sold	50
Receivable for investments sold	1,502,863
Dividends and interest receivable	2,485
Prepaid expenses & other assets	12,385
TOTAL ASSETS	50,471,173

LIABILITIES
Investment advisory fees payable	24,914
Payable to related parties	9,049
Distribution (12b-1) fees payable	10,506
Accrued expenses and other liabilities	27,788
TOTAL LIABILITIES	72,257
NET ASSETS	$50,398,916

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$22,748,786
Accumulated earnings	27,650,130
NET ASSETS	$50,398,916

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$50,398,916
Shares of beneficial interest outstanding	2,752,322
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$18.31

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

INVESTMENT INCOME
Dividends	$69,330
Interest	115,668
TOTAL INVESTMENT INCOME	184,998

EXPENSES
Investment advisory fees	484,591
Distribution (12b-1) fees - Investor Class	121,148
Administration fees	51,397
Fund accounting fees	29,505
Transfer agent fees	28,237
Compliance officer fees	21,279
Registration fees	19,376
Audit fees	16,512
Trustees’ fees and expenses	15,403
Legal fees	15,665
Shareholder reporting expense	11,993
Custody fees	6,594
Insurance expense	2,215
Other expenses	3,484
TOTAL EXPENSES	827,399

Less: Fees waived by the Advisor	(100,200)

NET EXPENSES	727,199
NET INVESTMENT LOSS	(542,201)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on transactions from:
Investments and options purchased	707,427

Net change in unrealized appreciation (depreciation) on:
Investments	14,976,005

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,683,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,141,231

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022

FROM OPERATIONS
Net investment loss	$(542,201)	$(703,779)
Net realized gain from investments and options purchased	707,427	6,629,649
Net change in unrealized appreciation (depreciation) of investments	14,976,005	(31,785,229)
Net increase (decrease) in net assets resulting from operations	15,141,231	(25,859,359)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions paid from earnings	(4,291,106)	(712,929)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	724,337	1,807,467
Net asset value of shares issued in reinvestment of distributions	4,248,037	703,041
Payments for shares redeemed	(8,232,154)	(8,795,799)
Redemption fee proceeds	19	102
Net decrease in net assets from shares of beneficial interest	(3,259,761)	(6,285,189)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,590,364	(32,857,477)

NET ASSETS
Beginning of Year	42,808,552	75,666,029
End of Year	$50,398,916	$42,808,552

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	41,827	105,354
Shares Reinvested	248,423	47,058
Shares Redeemed	(462,549)	(516,544)
Net decrease in shares of beneficial interest outstanding	(172,299)	(364,132)

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.64	$23.01	$23.35	$18.87	$16.72
Activity from investment operations:
Net investment loss (1)	(0.19)	(0.23)	(0.35)	(0.27)	(0.20)
Net realized and unrealized gain (loss) on investments and option transactions	5.55	(7.90)	1.86	5.98	4.11
Total income from investment operations	5.36	(8.13)	1.51	5.71	3.91
Less distributions from:
Net realized gains	(1.69)	(0.24)	(1.85)	(1.23)	(1.76)
Total distributions	(1.69)	(0.24)	(1.85)	(1.23)	(1.76)
Paid-in-Capital from redemption fees (1,2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$18.31	$14.64	$23.01	$23.35	$18.87
Total return (3)	37.43%	(35.33)%	6.32%	30.62%	23.67	% (5)
Net assets, end of year (in 000s)	$50,399	$42,809	$75,666	$75,644	$64,359

Ratio of gross expenses to average net assets including interest expense (4)	1.71%	1.74%	1.59%	1.66%	1.65%
Ratio of net expenses to average net assets including interest expense	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	(1.12)%	(1.35)%	(1.41)%	(1.34)%	(1.08)%
Portfolio turnover rate	8%	11%	21%	29%	43%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers by the advisor.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

The Biondo Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Investor Class shares.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$48,706,250	$—	$—	$48,706,250
Rights	—	—	—	—
Short-Term Investments	247,140	—	—	247,140
Total	$48,953,390	$—	$—	$48,953,390

Additional disclosures surrounding Level 3 investments were not significant to the financial statements.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (“underlying fund”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying fund. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its shareholders. Therefore, no

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022, or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in the Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2023, the Fund had net realized losses of $12,276 on purchased options subject to equity price risk and this realized loss amount is included in the line item marked “Net realized loss on transactions from Investments and options purchased” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Purchases	Sales
$3,482,324	$6,515,591

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2023 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$20,311,269	$30,116,362	$(1,474,241)	$28,642,121

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% the Fund’s average daily net assets. For the year ended December 31, 2023, the Advisor earned fees of $484,591 for its service to the Fund.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2024, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2023, the Advisor waived fees in the amount of $100,200 for the Fund pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years or prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2023, the Advisor had $300,787 of waived expenses that may be recovered by the following dates:

December 31, 2024	December 31, 2025	December 31, 2026	Total
$74,752	$125,835	$100,200	$300,787

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Fund. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2023, the Fund was charged $121,148 pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2023, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	BANK LINE OF CREDIT

The Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (the “Bank”) for the purpose of investment purchases, subject to the limitations of the 1940 Act for borrowings. The Fund has until June 1, 2024 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.25% per annum at the time of borrowing. During the year ended December 31, 2023, the Fund had no outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of December 31, 2023, the Fund had $15,028,459 in securities pledged as collateral for the line of credit.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2023 the Fund assessed $19 in redemption fees. For the year ended December 31, 2022 the Fund assessed $102 in redemption fees.

8.	CONCENTRATION

As of December 31, 2023, the Biondo Focus Fund had 29.6% of the value of net assets invested in common stocks within the Medical Equipment & Devices sector.

Exposure to country, region, industry or sector — Subject to each fund’s investment limitations, a fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if a fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial Services LLC held approximately 89.4% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

10.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2023, and December 31, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$68	$—
Long-Term Capital Gains	4,291,038	712,929
	$4,291,106	$712,929

As of December 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Book/Tax	Appreciation/	Accumulated
Differences	(Depreciation)	Earnings
$(991,991)	$28,642,121	$27,650,130

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gains from security and options transactions is primarily attributable to the tax deferral of losses on straddles. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

During the fiscal year ended December 31, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to tax adjustments for use of tax equalization credits, resulted in reclassification for the Fund for the year ended December 31, 2023, as follows:

Paid In	Distributable
Capital	Earnings
$43,383	$(43,383)

11.	REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Biondo Focus Fund and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Biondo Focus Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2023, the related statement of operations and changes in net assets, the related notes, and the financial highlights for the year ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 27, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Biondo Focus Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/23	12/31/23	7/1/23-12/31/23	7/1/23-12/31/23
The Biondo Focus Fund	$1,000.00	$1,055.60	$7.77	1.50%

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period**	During Period
Hypothetical (5% return before expenses)	7/1/23	12/31/23	7/1/23-12/31/23	7/1/23-12/31/23
The Biondo Focus Fund	$1,000.00	$1,017.64	$7.63	1.50%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited)
December 31, 2023

Biondo Investment Advisors, LLC

Adviser to Biondo Focus Fund*

In connection with the regular meeting held on September 20-21, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“Biondo”) and the Trusts, with respect to the Biondo Focus Fund (the “Fund” or “Biondo Focus”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the advisory agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that Biondo was founded in 2004 and managed approximately $827 million in assets as of June 30, 2023 and provided a wide range of personalized financial planning and advisory services to individuals and institutional clients. The Board expressed its satisfaction with the educational background and financial industry experience of Biondo’s key investment personnel responsible for servicing the Fund, noting that the backgrounds of such individuals had not changed. The Board reviewed Biondo’s investment process, including research and due diligence, noting that Biondo’s investment process was based on thorough research with a focus on companies with a minimum market cap of $1 billion, projected high earnings growth, and top-quality management teams. They discussed Biondo’s approach to risk mitigation, including its sell discipline. The Board acknowledged that Biondo reported no material compliance, cyber or litigation issues since its last renewal of the Advisory Agreement. The Board concluded that Biondo was expected to continue providing a high level of quality service to the Fund and its shareholders.

Performance. The Board noted the Fund was a one-star Morningstar fund, and while the Fund had outperformed its benchmark and peer group over the previous year with strong absolute and relative performance, it underperformed its benchmark and peer group over the previous three- and five-year periods. The Board acknowledged that the Fund’s objective was long-term capital appreciation and agreed that Biondo Focus had achieved its objective over the prior year. The Board concluded that the Fund’s returns that were acceptable based on the strategy of the Fund.

Fees and Expenses. The Board noted that the Fund’s net expense ratio and advisory fee were each higher than their peer group and the Broadridge category median. The Board acknowledged Biondo’s explanation that the Fund was effectively an extension of Biondo’s Separately Managed Account (“SMA”) business and accordingly the fee structure charged to the Fund mirrors the fees charged to SMA clients. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses to 1.5%. After discussion, the Board concluded that the advisory fee was not unreasonable.

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited)(Continued)
December 31, 2023

Profitability. The Board reviewed the profitability analysis provided by Biondo. The Board considered the reasons given by Biondo to support its profitability, including the additional resources required in light of the proprietary nature of Biondo Focus’ strategy. The Board also considered the benefits that Biondo could derive from research provided by brokers. The Board concluded that Biondo’s profitability in relation to the advisory services rendered to the Fund were not excessive.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Biondo had indicated a willingness to continue to evaluate the appropriateness of breakpoints when the Fund reached higher assets. The Board agreed that in light of the expense limitation agreement in place, and Biondo’s willingness to consider breakpoints in the future, the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from Biondo as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with Biondo Focus was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010);Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006);AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/23 – NLFT_v1

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 64 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/23 – NLFT_v1

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

Social Security number and wire transfer instructions

account transactions and transaction history

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

open an account or deposit money

direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

affiliates from using your information to market to you.

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, PA 18337

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BFF-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. N/A

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dec 2023 - $ 15,200

Dec 2022 - $ 15,200

(b)	Audit-Related Fees

Dec 2023 - None

Dec 2022 - None

(b)	Tax Fees

2023 - $ 3,000

2022 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2023 - None

Dec 2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Dec 2023      Dec 2022

Audit-Related Fees:            0.00%          0.00%

Tax Fees:                               0.00%          0.00%

All Other Fees:                    0.00%          0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2023 - $3,000

Dec 2022 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/24

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/6/24